                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report     (Date of earliest event reported)    December 28, 1999

                                  Ubrandit.com
             (Exact name of Registrant as Specified in its Charter)

         Nevada                    000-26799                 87-0381646
(State or Other Jurisdiction      (Commission              (IRS Employer
     of Incorporation)            File Number)           Identification No.)

12626 High Bluff Drive, Suite 200, San Diego, CA                   92130
 (Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code      (858) 350-9566

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 8.  Changes in Fiscal Year.

      Effective as of January 1, 1999, Ubrandit.com (the "Company") changed its fiscal year end from December 31 to September 30. The change was made in order to make the Company's financial reporting periods consistent with that of the Company's wholly-owned operating subsidiary, which the Company acquired in March of 1999.

      The Company intends to file a Transition Report on Form 10-K for the nine months ended September 30, 1999.


                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UBRANDIT.COM

Date:   December 29, 1999              By: /s/ Jeffrey Phillips
                                           Jeffery Phillips
                                           President and
                                           Chief Executive Officer


                                   Page 2 of 2